Exhibit 23.3

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): June 29, 2001

WFS Receivables Corporation

(Exact name of registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	333-62784 (Commission file number)	33-0885464 (IRS employer identification no.)

6655 West Sahara, Las Vegas, Nevada	89146

(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (702) 227-8100

This filing relates to Registration Statement No. 333-62784

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

Exhibit 23.3 Consent of PricewaterhouseCoopers L.L.P.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS RECEIVABLES CORPORATION

Date: June 29, 2001
/s/ J. Keith Palmer ____________________________________ J. Keith Palmer Vice President & Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

23.3	Consent of PricewaterhouseCoopers L.L.P.